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                                                                    EXHIBIT 99.1


  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350


    In connection with the accompanying Form 10-Q of BrightStar Information Technology Group, Inc. for the quarterly period ended June 30, 2002, I Joseph A. Wagda, CEO and Kenneth A. Czaja, CFO, of BrightStar Information Technology Group, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

    (1) such Form 10-Q for the quarterly period ended June 30, 2002 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2) the information contained in such Form 10-Q for the quarterly period ended June 30, 2002 fairly presents, in all material respects, the financial condition and results of operations of BrightStar Information Technology Group, Inc.



Date: August 14, 2002.                        BY: /s/ Joseph A. Wagda
                                                 -------------------------------
                                                 Joseph A. Wagda
                                                 Chairman and Chief
                                                 Executive Officer

                                              BY: /s/ Kenneth A. Czaja
                                                 -------------------------------
                                                 Kenneth A. Czaja
                                                 Executive Vice President, Chief
                                                 Financial Officer and Secretary